BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Supplement dated October 2, 2023 to the Updating Summary Prospectuses for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

Administration Office Contact Information Change

Effective October 16, 2023, the contact information for the office that administers your Contract for certain Contract transactions will change. Please use the contact information listed below.

Annuity Payments/Income • Death Claims for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4364 Clinton, IA 52733-4364 Telephone: 800-882-1292 Fax: 877-245-8163

• General requests and elections for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4363 Clinton, IA 52733-4363 Telephone: 800-882-1292 Fax: 877-246-8424

We will continue to accept requests and elections at the old address until close of the New York Stock Exchange on December 15, 2023. After this date, requests and elections, (including payments) sent to an address other than the ones provided above, may be returned or there may be a delay in processing requests or applying payments.

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

Brighthouse Separate Account Eleven for Variable Annuities

Universal Annuity	Brighthouse Retirement Account

Fund 11, Fund 14, Fund 15	Gold Track

Gold Track Select

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

C5 (Payout VA SA 11_USP)